Putnam
Global Natural
Resources
Fund*

ANNUAL REPORT
August 31, 1996
*Formerly Putnam Natural Resources Fund

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In addition to evaluating commodity prices, [Fund Manager Jeanne Mockard] analyzes companies' fundamentals, business plans, and technologies, looking for catalysts for improvement.... Mockard has implemented this strategy skillfully."

                           -- Morningstar Mutual Funds, April 26, 1996

CONTENTS

4      Report from Putnam Management

8      Fund performance summary

13     Portfolio holdings

17     Financial statements




From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Given the far-reaching implications of natural resources on the world's economies, from exploration and extraction through refining and processing to manufacture and consumption, a fund that specializes in this area of investment seems a perfect candidate for inclusion in a unified family of Putnam international equity funds.

To position Putnam Natural Resources Fund within that grouping, Putnam Management has proposed and your Trustees have approved a name change and a slight modification of the fund's investment policy. As of August 12, 1996, the fund's name is now Putnam Global Natural Resources Fund.

Prior to the change in investment policy, the fund was required to limit investment in foreign securities to 20% of its net assets. It has dropped that limitation and added a policy requiring that at least 65% of its assets be invested in at least three countries, one of which may be the United States.

We are confident that the fund will continue to play a valued role in your investment program.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996


Report from the Fund Manager
Jeanne Mockard

As we monitored a number of changing industry sectors and reflected on a year of solid performance, fiscal 1996 ended on a note of cautious optimism for Putnam Global Natural Resources Fund. In the first half of the year, your fund profited from rising oil and gas prices and impressive returns from several chemical stocks. In the second half, we made relatively few changes to the portfolio's composition and were pleased with continued strength from chemical holdings and improvement in the performance of paper stocks.

For the 12 months ended August 31, 1996, your fund's class A shares rose by 14.95%, class B shares by 14.14%, and class M shares by 14.39%, all at net asset value. The returns taking maximum sales charges into account were 8.35%, 9.14%, and 10.40%, respectively. Please refer to pages 8 - 10 for complete performance information.

* OIL INDUSTRY DELIVERS SOME UNCERTAINTY

In the oil and gas sector, in which weather frequently impacts stock prices, the second half of fiscal '96 presented a sharp contrast to the first. After one of the coldest, snowiest winters on record in the Northeast -- which created a heavy demand for oil and gas -- spring and summer brought relatively calm weather to most of the United States. Like cold weather in the winter, extremely hot temperatures also increase energy needs. Consequently, this year's relatively cool summer resulted in lower demand and helped ease tight inventories. This weather situation proved beneficial for the fund, since we had reduced oil holdings when oil prices reached relatively high levels at the midpoint of the fiscal year. Although prices subsequently dropped, a number of other factors are creating a relatively volatile environment in the oil sector, and thus our outlook remains cautious.

Just after the end of your fund's fiscal year, for example, the United States launched a series of military attacks on Iraqi air defense sites. As a result, the United Nations suspended an agreement reached earlier in the year that had allowed Iraq to sell oil in limited quantities for the first time since the Persian Gulf War. We suspected that the agreement, when implemented, might result in short-term weakness in oil prices. At the end of the fiscal year, the fund's oil holdings remained in a relatively neutral position while we carefully monitored developments in world oil markets.

* MERGER ACTIVITY EXPECTED IN NATURAL GAS SECTOR

The natural gas industry was similarly impacted by the supply/demand and weather scenarios described above. Unlike oil, however, natural gas is essentially a North American commodity because it is so difficult to transport. While natural gas prices are not as heavily impacted by world events, there are some domestic trends that could affect the industry over the coming months.

Historically the relationship between natural gas and electric utility companies has been a competitive one. However, as the deregulation of electric utilities continues and both industries look for ways to become more efficient, we expect an increase in mergers and acquisitions between natural gas and electric companies. This is a positive trend, we believe, since it should allow both industries to solidify their strengths, become leaner, and reduce costs. However, it is important to note that, depending on the specific merger, such events could dampen the price of natural gas stocks over the short term. As with all sectors, we will make strategic portfolio shifts in our natural gas holdings whenever necessary.

One notable investment in the fund's natural gas sector was PanEnergy Corp., which markets and transports natural gas by means of 35,000 miles of pipelines. In a recent joint venture agreement, PanEnergy will now market gas produced by Mobil Corp.'s North American gas operations, in effect doubling PanEnergy's marketing capabilities. While PanEnergy stock, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

Oil and gas              34.8%

Chemicals                14.7%

Paper and
forest products           8.6%

Oil services              7.5%

Metals and mining         7.0%

Footnote reads:
*Based on net assets on 8/31/96. Weightings will vary over time.



Also bringing strength to the fund's oil and gas holdings was Anadarko Petroleum Corp., an independent natural gas and crude oil exploration and production company. The company is considered to be very well positioned, with multiple drilling projects in progress both internationally and in the United States.

* STRONG RETURNS CONTINUE FROM CHEMICAL STOCKS

We reported in your fund's semiannual report that chemical company holdings had lent significant strength to the fund's portfolio. The performance potential of these holdings is based, in large part, on the positive long-term fundamentals of the industry, which continued into the second half of the fiscal year.

One stock that we believe offers excellent long-term potential is that of E.I. du Pont de Nemours, a research company whose products include chemicals, polymers, fibers, and petroleum. Perhaps best known for its brand-name Teflon and Lycra products, DuPont serves worldwide markets in industries such as aerospace, agriculture, construction, and transportation. In addition to the strength of its technology and products, DuPont has also taken constructive steps to improve operating income and efficiency.

* PAPER STOCKS SHOW IMPROVEMENT IN SECOND HALF

At the midpoint in the fiscal year, we began to build up the fund's holdings in paper and forest-product stocks, taking advantage of their low prices. Indeed, paper stocks did rebound during the latter half of the fiscal year, although not as quickly as we had anticipated.

Many of the fund's paper holdings, which began to appreciate toward the end of the fiscal year, are stocks of companies undergoing what we believe are positive changes. Union Camp Corp., for example, produces paper, building materials, and chemicals and has been focusing on cost reduction and improving its marketing leadership. In April, Union Camp announced that it would acquire Alling and Cory Co., a distributor of paper and business products. Weyerhauser Company, a manufacturer of forest products and another of your fund's holdings, has recently made moves to improve earnings and cash flow, to reduce costs, and to scrutinize its capital projects more carefully.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (8/31/96)]

E.I. du Pont de Nemours & Co., Ltd.
Chemicals

Exxon Corp.
Oil and gas

Mobil Corp.
Oil and gas

Amoco Corp.
Oil and gas

Dow Chemical Co.
Chemicals

British Petroleum Co., PLC  ADR (United Kingdom)
Oil and gas

Chevron, Inc.
Oil and gas

Schlumberger Ltd.
Oil services

Royal Dutch Petroleum Co.  ADR (Netherlands)
Oil and gas

Eastman Chemical Co.
Chemicals

Footnote reads:
These holdings represent 33.0% of the fund's net assets. Holdings will vary over time.

* CAUTIOUS OPTIMISM FOR THE MONTHS AHEAD

As the fund enters its new fiscal year, we continue to carefully monitor changing natural resources sectors around the globe. We remain optimistic about the long-term prospects for many of the fund's holdings and look forward to an increase in demand for natural resources products in developing countries.

The views expressed about the companies mentioned in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Global Natural Resources Fund is designed for investors seeking capital appreciation through stocks of companies in the energy and natural resources industries. Current income is only an incidental consideration.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                    Class A            Class B            Class M
(inception date)    7/24/80            2/1/94              7/3/95
                  NAV      POP      NAV      CDSC       NAV        POP
-----------------------------------------------------------------------
1 year          14.95%    8.35%   14.14%     9.14%    14.39%     10.40%
-----------------------------------------------------------------------
5 years         47.70    39.21       --        --        --         --
Annual average   8.11     6.84       --        --        --         --
-----------------------------------------------------------------------
10 years       191.06   174.31       --        --        --         --
Annual average  11.28    10.62       --        --        --         --
-----------------------------------------------------------------------
Life of class      --       --    24.88     21.88     17.91      13.75
Annual average     --       --     8.99      7.97     15.12      11.64
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/96

                                  Lipper
                    Standard      Natural
                    & Poor's     Resources
                   500 Index      Average
-----------------------------------------------------------------------
1 year                 18.70%       22.73%
-----------------------------------------------------------------------
5 years                89.07        65.51
Annual average         13.59        10.39
-----------------------------------------------------------------------
10 years              250.20       156.53
Annual average         13.35         9.64
-----------------------------------------------------------------------
Life of class B        44.40        31.14
Annual average         15.30        10.81
-----------------------------------------------------------------------
Life of class M        22.43        27.18
Annual average         18.88        22.81
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions, or, for class A shares, distribution fees prior to the implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION

12 months ended 8/31/96

                          Class A     Class B     Class M
-----------------------------------------------------------------------
Distributions (number)          1           1           1
-----------------------------------------------------------------------
Income                     $0.335      $0.262      $0.287
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                   0.041       0.041       0.041
-----------------------------------------------------------------------
Short-term                  0.050       0.050       0.050
-----------------------------------------------------------------------
Total                      $0.426      $0.353      $0.378
-----------------------------------------------------------------------
Share value:             NAV     POP     NAV     NAV     POP
-----------------------------------------------------------------------
8/31/95               $16.09  $17.07  $15.94  $16.07  $16.65
-----------------------------------------------------------------------
8/31/96                18.03   19.13   17.81   17.97   18.62
-----------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 8/31/86

Starting value                      (Insert ending Total)
$9,425          Fund's class A shares at POP     $27,431
$10,000     Lipper Natural Resources Average     $25,653
$10,000                        S&P 500 Index     $35,020

(plot points for 10-year total return mountain chart)

                              Lipper Natural
Date/year   Fund at POP    Resources Average   S&P 500 Index
---------   -----------    -----------------   -------------
8/31/86           9,425               10,000          10,000
8/31/87          13,654               15,690          13,464
8/31/88          12,061               12,256          11,043
8/31/89          15,877               15,608          15,373
8/31/90          17,419               17,234          14,585
8/31/91          18,573               16,929          18,522
8/31/92          19,524               16,524          19,992
8/31/93          23,779               20,151          23,029
8/31/94          21,480               19,587          24,298
8/31/95          23,863               21,227          29,503
8/31/96          27,431               25,653          35,020

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $12,495 on 8/31/96 ($12,195 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 7/3/95 would have been valued at $11,798 at net asset value on 8/31/96 ($11,381 at public offering price).



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most current calendar quarter)

                    Class A          Class B          Class M
(inception date)    7/24/80          2/1/94           7/3/95
                  NAV     POP     NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
1 year          18.25%  11.43%  17.40%   12.40%   17.68%  13.54%
-----------------------------------------------------------------------
5 years         54.96   46.02      --       --       --      --
Annual average   9.16    7.87      --       --       --      --
-----------------------------------------------------------------------
10 years       208.66  190.98      --       --       --      --
Annual average  11.93   11.27      --       --       --      --
-----------------------------------------------------------------------
Life of class      --      --   29.01    26.01    21.91   17.61
Annual average     --      --   10.05     9.08    17.18   13.86
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

*The indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Global Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund (the "fund") (formerly Putnam Natural Resources Fund) at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

October 14, 1996




Portfolio of investments owned
August 31, 1996

COMMON STOCKS  (97.4%) *
NUMBER OF SHARES                                                                                                 VALUE

Aluminum  (1.6%)
----------------------------------------------------------------------------------------------------------------------
           40,000  Alumax, Inc. +                                                                          $ 1,320,000
           40,000  Aluminum Co. of America                                                                   2,485,000
                                                                                                          ------------
                                                                                                             3,805,000

Chemicals  (14.7%)
----------------------------------------------------------------------------------------------------------------------
          106,000  Dow Chemical Co.                                                                          8,453,500
          133,000  du Pont (E.I.) de Nemours & Co., Ltd.                                                    10,922,625
           84,000  Eastman Chemical Co.                                                                      4,693,500
           30,000  Georgia Gulf Corp.                                                                          945,000
           25,000  Olin Corp.                                                                                1,981,250
           67,000  PPG Industries, Inc.                                                                      3,308,125
           31,000  Rohm & Haas Co.                                                                           1,937,500
           32,000  Union Carbide Corp.                                                                       1,384,000
           52,000  Witco Chemical Corp.                                                                      1,573,000
                                                                                                          ------------
                                                                                                            35,198,500

Conglomerates  (2.1%)
----------------------------------------------------------------------------------------------------------------------
           40,000  Minnesota Mining & Manufacturing Co.                                                      2,750,000
           45,000  Tenneco Inc.                                                                              2,238,750
                                                                                                          ------------
                                                                                                             4,988,750

Construction  (0.3%)
----------------------------------------------------------------------------------------------------------------------
           14,000  Foster Wheeler Corp.                                                                        603,750

Consumer Products  (1.1%)
----------------------------------------------------------------------------------------------------------------------
           35,000  Kimberly-Clark Corp.                                                                      2,743,125

Containers  (1.0%)
----------------------------------------------------------------------------------------------------------------------
           47,200  Temple Inland, Inc.                                                                       2,330,500

Gas Pipelines  (4.7%)
----------------------------------------------------------------------------------------------------------------------
           82,000  Coastal Corp.                                                                             3,249,250
           28,000  Columbia Gas System, Inc.                                                                 1,575,000
           33,000  El Paso Natural Gas Co.                                                                   1,373,625
           25,000  Enron Corp.                                                                               1,003,125
           35,900  Noram Energy Corp.                                                                          525,038
           85,400  PanEnergy Corp.                                                                           2,828,875
           15,000  Williams Cos., Inc.                                                                         748,125
                                                                                                          ------------
                                                                                                            11,303,038

Gas Utilities  (1.6%)
----------------------------------------------------------------------------------------------------------------------
           20,000  Consolidated Natural Gas Co.                                                              1,087,500
           55,000  Pacific Enterprises                                                                       1,643,125
           30,000  Tejas Gas Corp. +                                                                         1,042,500
                                                                                                          ------------
                                                                                                             3,773,125

Machinery  (1.9%)
----------------------------------------------------------------------------------------------------------------------
           18,300  Caterpillar, Inc.                                                                         1,260,413
           84,000  Deere (John) & Co.                                                                        3,339,000
                                                                                                          ------------
                                                                                                             4,599,413

Metals and Mining  (7.0%)
----------------------------------------------------------------------------------------------------------------------
           40,000  Cyprus Amax Minerals Co.                                                                    850,000
           43,000  Euro Nevada Mining Corp.                                                                  1,068,321
          141,374  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                          3,976,144
           27,000  Newmont Gold Co.                                                                          1,454,625
           26,000  Phelps Dodge Corp.                                                                        1,573,000
          133,000  Placer Dome Inc.                                                                          3,192,000
           60,000  RMI Titanium Co. +                                                                        1,222,500
          175,000  Santa Fe Pacific Gold Corp.                                                               2,275,000
           46,000  Titanium Metals Corp. +                                                                   1,098,250
                                                                                                          ------------
                                                                                                            16,709,840

Oil and Gas  (34.8%)
----------------------------------------------------------------------------------------------------------------------
          133,000  Amoco Corp.                                                                               9,177,000
           67,000  Anadarko Petroleum Corp.                                                                  3,534,250
           36,000  Atlantic Richfield Co.                                                                    4,203,000
           58,088  British Petroleum Co., PLC ADR (United Kingdom)                                           6,839,862
           58,000  Burlington Resources Inc.                                                                 2,472,250
          113,300  Chevron Corp.                                                                             6,670,538
          130,000  Exxon Corp.                                                                              10,578,750
           19,000  Kerr-McGee Corp.                                                                          1,090,125
           78,000  Louisiana Land & Exploration Co.                                                          4,436,250
           83,000  Mobil Corp.                                                                               9,358,250
          189,000  Occidental Petroleum Corp.                                                                4,394,250
           75,000  Pennzoil Co.                                                                              4,003,125
           81,000  Phillips Petroleum Co.                                                                    3,280,500
           39,000  Royal Dutch Petroleum Co. ADR (Netherlands)                                               5,825,625
           19,000  Texaco Inc.                                                                               1,686,250
           71,000  Total Corp. ADR (France)                                                                  2,635,875
           20,000  Unocal Corp.                                                                                685,000
          125,000  USX-Marathon Group Inc.                                                                   2,609,375
                                                                                                          ------------
                                                                                                            83,480,275

Oil and Gas Exploration and Production  (3.1%)
----------------------------------------------------------------------------------------------------------------------
           75,000  Barret Resources Corp. +                                                                  2,484,375
           60,000  Mitchell Energy and Development Corp. Class B                                             1,110,000
          260,000  Petro-Canada                                                                              1,755,000
          150,000  Ulster Petroleums Ltd. +                                                                    937,157
           40,000  Union Pacific Resources Group Inc.                                                        1,090,000
                                                                                                          ------------
                                                                                                             7,376,532

Oil Services  (7.5%)
----------------------------------------------------------------------------------------------------------------------
           70,000  Baker Hughes Inc.                                                                         2,117,500
           36,600  BJ Services Co. +                                                                         1,377,075
           62,000  Dresser Industries, Inc.                                                                  1,798,000
           65,700  McDermott International, Inc.                                                             1,363,275
           78,000  Schlumberger Ltd.                                                                         6,581,250
           40,000  Smith International Inc. +                                                                1,390,000
          115,000  Weatherford Enterra, Inc. +                                                               3,306,250
                                                                                                          ------------
                                                                                                            17,933,350

Paper and Forest Products  (8.6%)
----------------------------------------------------------------------------------------------------------------------
           42,600  Boise Cascade Corp.                                                                       1,437,750
           70,000  Fort Howard Corp. +                                                                       1,653,750
           22,000  Georgia Pacific Corp.                                                                     1,636,250
           66,700  International Paper Co.                                                                   2,668,000
           81,300  Mead Corp.                                                                                4,654,425
           64,100  Union Camp Corp.                                                                          3,108,850
           94,200  Weyerhaeuser Co.                                                                          4,203,675
           20,000  Willamette Industries, Inc.                                                               1,235,000
                                                                                                          ------------
                                                                                                            20,597,700

Railroads  (5.1%)
----------------------------------------------------------------------------------------------------------------------
           37,433  Burlington Northern Santa Fe Corp.                                                        2,994,640
          100,000  Canadian National Railway Co. (Canada)                                                    1,912,500
           43,500  Conrail, Inc.                                                                             2,963,438
           32,000  Norfolk Southern Corp.                                                                    2,668,000
           24,000  Union Pacific Corp.                                                                       1,749,000
                                                                                                          ------------
                                                                                                            12,287,578

Refining and Marketing  (0.3%)
----------------------------------------------------------------------------------------------------------------------
           32,733  Sun, Co. Inc.                                                                               773,317

Steel  (2.0%)
----------------------------------------------------------------------------------------------------------------------
           70,000  Birmingham Steel Corp.                                                                    1,093,750
           50,000  Carpenter Technology Corp.                                                                1,687,500
           20,000  Nucor Corp.                                                                                 935,000
           31,000  USX-U.S. Steel Group                                                                        852,500
          117,000  Weirton Steel Corp. +                                                                       336,375
                                                                                                          ------------
                                                                                                             4,905,125
                                                                                                          ------------
                   Total Common Stocks  (cost $211,249,339)                                              $ 233,408,918

CONVERTIBLE PREFERRED STOCKS  (1.7%) *
NUMBER OF SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
           46,000  Amax Gold, Inc. Ser. B, $3.75, cv. pfd.                                                 $ 2,409,250
           13,000  Ashland, Inc. $3.125, cv. pfd.                                                              783,250
           36,364  Atlantic Richfield Co. $2.228, cv. pfd.                                                     831,827
                                                                                                          ------------
                   Total Convertible Preferred Stocks  (cost $4,718,186)                                   $ 4,024,327

SHORT-TERM INVESTMENTS  (0.9%) * (cost $2,260,657)
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
       $2,260,000  Interest in $445,006,000 joint repurchase agreement dated August 30, 1996 with
                   Morgan (J.P.) & Co., Inc. due September 3, 1996 with respect to various U.S.
                   Treasury obligations - maturity value of $ 2,261,313 for an effective yield of 5.23%.   $ 2,260,657
----------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $218,228,182) ***                                             $ 239,693,902
----------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $239,694,330.

+   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $218,324,541, resulting in gross unrealized appreciation and depreciation of $29,313,102 and $7,943,741, respectively, or net unrealized appreciation of $21,369,361.

ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign security on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
--------------------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $218,228,182) (Note 1)                            $239,693,902
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                             578
--------------------------------------------------------------------------------------------------------------------
Dividends receivable                                                                                         962,662
--------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                     1,129,919
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             241,787,061

Liabilities
--------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                 1,449,950
--------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                 411,707
--------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                    32,645
--------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                    342
--------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                   1,383
--------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                       130,620
--------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                        66,084
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          2,092,731
--------------------------------------------------------------------------------------------------------------------
Net assets                                                                                              $239,694,330

Represented by
--------------------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                                         $204,515,377
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                 953,056
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                                     12,760,177
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                21,465,720
--------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                               $239,694,330

Computation of net asset value and offering price
--------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A shares  ($170,677,789 divided by 9,467,694 shares)           $18.03
--------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.03) *                                                      $19.13
--------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B shares  ($66,375,290 divided by 3,727,867 shares) **           $17.81
--------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M shares  ($2,641,251 divided by 146,958 shares)               $17.97
--------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.97) *                                                      $18.62
--------------------------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1996

Investment Income:
Dividends (net of foreign tax of $91,683)                                          $5,329,446
---------------------------------------------------------------------------------------------
Interest                                                                              434,233
---------------------------------------------------------------------------------------------
Total investment income                                                             5,763,679

Expenses:
---------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    1,428,147
---------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        419,303
---------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      14,323
---------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        8,486
---------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 389,082
---------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 471,192
---------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   9,351
---------------------------------------------------------------------------------------------
Reports to shareholders                                                                47,223
---------------------------------------------------------------------------------------------
Registration fees                                                                      26,600
---------------------------------------------------------------------------------------------
Auditing                                                                               27,125
---------------------------------------------------------------------------------------------
Legal                                                                                   8,115
---------------------------------------------------------------------------------------------
Postage                                                                                94,734
---------------------------------------------------------------------------------------------
Other                                                                                  13,904
---------------------------------------------------------------------------------------------
Total expenses                                                                      2,957,585
---------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (130,892)
---------------------------------------------------------------------------------------------
Net expenses                                                                        2,826,693
---------------------------------------------------------------------------------------------
Net investment income                                                               2,936,986
---------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                   13,903,973
---------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                          8,598,159
---------------------------------------------------------------------------------------------
Net gain on investments                                                            22,502,132
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $25,439,118
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended August 31,
                                                                               ------------------------------------
                                                                                         1996                  1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $ 2,936,986            $2,613,107
-------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                   13,903,973             5,165,887
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          8,598,159             7,326,520
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               25,439,118            15,105,514
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------
   From net investment income
    Class A                                                                        (2,905,176)           (1,974,126)
-------------------------------------------------------------------------------------------------------------------
    Class B                                                                          (559,144)             (195,630)
-------------------------------------------------------------------------------------------------------------------
    Class M                                                                           (11,830)                   --
-------------------------------------------------------------------------------------------------------------------
   From net realized gain on investments
    Class A                                                                          (789,766)                   --
-------------------------------------------------------------------------------------------------------------------
    Class B                                                                          (194,224)                   --
-------------------------------------------------------------------------------------------------------------------
    Class M                                                                            (3,751)                   --
-------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                  53,426,929            12,663,019
-------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                       74,402,156            25,598,777
-------------------------------------------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 165,292,174           139,693,397
-------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
 $953,056 and $1,641,770, respectively)                                          $239,694,330          $165,292,174
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                          July 3, 1995
                                                                             Year        (commencement
                                                                            ended    of operations) to
                                                                        August 31            August 31       Year ended August 31
                                                                        ---------------------------------------------------
                                                                             1996                 1995                 1996
                                                                        ---------------------------------------------------
                                                                                     Class M                            Class B
                                                                        ---------------------------------------------------
Net asset value, beginning of period                                       $16.07               $15.59               $15.94
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .19*                 .03                  .15*
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       2.09                  .45                 2.07
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.28                  .48                 2.22
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.29)                  --                 (.26)
---------------------------------------------------------------------------------------------------------------------------
From net realized on investments                                             (.09)                  --                 (.09)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.38)                  --                 (.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $17.97               $16.07               $17.81
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.39                 3.08(b)             14.14
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $2,641                  $46              $66,375
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.85                  .28(b)              2.04
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets(%)                      1.07                  .44(b)               .85
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      47.71                42.75                47.71
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                           $.0547                   --               $.0547
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                      February 1, 1994
                                                                                         (commencement
                                                                                     of operations) to
                                                              Year ended August 31           August 31
                                                                        ---------------------------------------------------
                                                                              1995                1994                 1996
                                                                        ---------------------------------------------------
                                                                        Class B
                                                                        ---------------------------------------------------
Net asset value, beginning of period                                       $14.65               $14.78               $16.09
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .16                   .13*                 .28*
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.33                 (.26)                2.09
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.49                 (.13)                2.37
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.20)                  --                 (.34)
---------------------------------------------------------------------------------------------------------------------------
From net realized on investments                                               --                   --                 (.09)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)                  --                 (.43)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.94               $14.65               $18.03
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           10.38                 (.88)(b)            14.95
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $29,916              $10,244             $170,678
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.87                 1.11(b)              1.27
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.20                  .90(b)              1.62
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      42.75               189.83                47.71
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                               --                   --               $.0547
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                        Year ended August 31
                                                                        ---------------------------------------------------
                                                                             1995                 1994                 1993
                                                                        ---------------------------------------------------
                                                                                      Class A
                                                                        ---------------------------------------------------
Net asset value, beginning of period                                       $14.73               $20.51               $17.57
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .29                  .19                  .23
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.31                (2.37)                3.41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.60                (2.18)                3.64
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.24)                (.19)                (.18)
---------------------------------------------------------------------------------------------------------------------------
From net realized on investments                                               --                (2.91)                (.52)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.50)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.24)               (3.60)                (.70)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.09               $14.73               $20.51
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           11.10                (9.67)               21.79
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $135,330             $129,449             $133,585
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.13                 1.24                 1.18
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.89                 1.24                 1.25
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      42.75               189.83               170.54
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
(For a share outstanding throughout the period)






                                                                -----------------
                                                                             1992
                                                                -----------------

                                                                -----------------
Net asset value, beginning of period                                       $17.74
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .35
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .44
---------------------------------------------------------------------------------
Total from investment operations                                             .79
---------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------
From net investment income                                                   (.39)
---------------------------------------------------------------------------------
From net realized on investments                                             (.57)
---------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --
---------------------------------------------------------------------------------
Total distributions                                                         (.96)
---------------------------------------------------------------------------------
Net asset value, end of period                                             $17.57
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.12
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $109,705
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.61
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.13
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      28.33
---------------------------------------------------------------------------------
Average commission rate paid (d)                                               --
---------------------------------------------------------------------------------


*   Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) The ratio of expenses to average net assets for the period ended August 31, 1996 includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts. (See Note 2)

(d) Average commission rate paid is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

This fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries, but may also invest a portion of its assets in other industries and in fixed-income securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for some convertible securities; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, non-taxable dividends and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $149,550 to decrease undistributed net investment income and $80,003 to decrease paid-in-capital, with an increase to accumulated net realized gains on investments of $229,553. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $130,892 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $900 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $124,133 and $8,382 from the sale of class A and class M shares, respectively and $63,691 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $1,067 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, purchases and sales of investment securities other than short-term investments aggregated $149,440,264 and $93,373,931, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                            Year ended August 31
                                     1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            11,202,058       $196,442,808
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             196,998          3,248,494
----------------------------------------------------
                       11,399,056        199,691,302

Shares
repurchased           (10,341,511)      (181,209,527)
----------------------------------------------------
Net increase            1,057,545       $ 18,481,775
----------------------------------------------------

                              Year ended August 31
                                      1995
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold             4,798,056        $71,673,351
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             122,251          1,684,613
----------------------------------------------------
                        4,920,307         73,357,964

Shares
repurchased            (5,298,324)       (78,546,991)
----------------------------------------------------
Net decrease             (378,017)       $(5,189,027)
----------------------------------------------------

                              Year ended August 31
                                      1996
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold             6,522,110       $113,561,023
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              39,356            644,251
----------------------------------------------------
                        6,561,466        114,205,274

Shares
repurchased            (4,709,889)       (81,820,138)
----------------------------------------------------
Net increase            1,851,577       $ 32,385,136
----------------------------------------------------

                              Year ended August 31
                                      1995
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold             1,929,084        $28,984,624
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              11,905            163,219
----------------------------------------------------
                        1,940,989         29,147,843

Shares
repurchased              (763,872)       (11,341,889)
----------------------------------------------------
Net increase            1,177,117        $17,805,954
----------------------------------------------------

                              Year ended August 31
                                      1996
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold               242,106         $4,266,444
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 735             12,120
----------------------------------------------------
                          242,841          4,278,564

Shares
repurchased               (98,755)        (1,718,546)
----------------------------------------------------
Net increase              144,086         $2,560,018
----------------------------------------------------

                                July 3, 1995
                              (commencement of
                               operations) to
                               August 31, 1995
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold                 2,872            $46,092
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  --                 --
----------------------------------------------------
                            2,872             46,092

Shares
repurchased                    --                 --
----------------------------------------------------
Net increase                2,872            $46,092
----------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $0.041 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all classes of shares as capital gain dividends for its taxable year ended August 31, 1996.

The fund has designated 84.27% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of July 31, 1996 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on July 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                               Votes
                               Votes for     withheld
                              ----------     -------
Jameson Adkins Baxter          7,274,051     188,377
Hans H. Estin                  7,281,774     180,654
John A. Hill                   7,283,010     179,418
R.J. Jackson                   7,280,458     181,970
Elizabeth T. Kennan            7,270,330     192,098
Lawrence J. Lasser             7,263,431     198,997
Robert E. Patterson            7,279,781     182,647
Donald S. Perkins              7,277,391     185,037
William F. Pounds              7,264,639     197,789
George Putnam                  7,282,385     180,043
George Putnam, III             7,280,026     182,402
E. Shapiro                     7,261,764     200,664
A.J.C. Smith                   7,265,230     197,198
W. Nicholas Thorndike          7,276,668     185,760

A proposal to ratify Price Waterhouse LLP as auditors for the fund was approved as follows: 7,067,257 votes for, and 92,791 votes against, with 302,380 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
6,251,909 votes for, and 678,096 votes against, with 532,432 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 6,069,974 votes for, and 834,864 votes against, with 557,590 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
5,604,871 votes for, and 1,017,406 votes against, with 840,151 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 6,003,054 votes for, and 651,613 votes against, with 807,761 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 5,545,113 votes for, and 1,108,099 votes against, with 809,216 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
6,248,145 votes for, and 426,416 votes against, with 787,867 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to underwriting was approved as follows: 5,808,112 votes for, and 789,088 votes against, with 865,228 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 6,083,451 votes for, and 576,146 votes against, with 802,831 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 5,996,976 votes for, and 657,252 votes against, with 808,200 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 5,551,043 votes for, and 1,105,914 votes against, with 805,471 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 5,632,803 votes for, and 1,018,226 votes against, with 811,399 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to option transactions was approved as follows: 5,621,968 votes for, and 1,038,744 votes against, with 877,766 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 5,453,055 votes for, and 1,131,607 votes against, with 801,716 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 5,614,034 votes for, and 997,065 votes against, with 851,329 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in warrants was approved as follows:
6,075,269 votes for, and 568,604 votes against, with 818,555 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 6,234,167 votes for, and 452,085 votes against, with 776,176 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 6,076,126 votes for, and 586,145 votes against, with 800,157 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to participating in trading accounts was approved as follows: 5,650,901 votes for, and 966,797 votes against, with 844,730 abstentions and broker non-votes. All tabulations are rounded to nearest whole number.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANT

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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27670-018/501/2AD   10/96